CMO Desk

Yields Given Prices Report

CSFB03-7GIAR4 30 year 5.8's

User ID:  sijaz        Deals Directory:  /home/sijaz/intexdeals        Date:  02/04/2003 07:57:55

Bond:  A22        Balance:  100,000,000        Coupon:  3.250000

Delay:  24        Class Factor:  1.00        Accruing Since:  2/01/2003

Settlement Date:  2/28/2003        WHOLE 30 year        WAC:  6.30        WAM:  358.00

Months	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
480	100	150	200	250	300	350	500	750	1000
99-21	3.327	3.334	3.334	3.334	3.334	3.334	3.338	3.350	3.361
99-23	3.304	3.307	3.307	3.307	3.307	3.307	3.309	3.316	3.323
99-25	3.280	3.281	3.281	3.281	3.281	3.281	3.281	3.283	3.284
99-27	3.256	3.254	3.254	3.254	3.254	3.254	3.253	3.249	3.246
99-29	3.232	3.227	3.227	3.227	3.227	3.227	3.225	3.216	3.208
99-31	3.208	3.201	3.201	3.201	3.201	3.201	3.197	3.183	3.170
100- 1	3.185	3.174	3.174	3.174	3.174	3.174	3.168	3.149	3.132
100- 3	3.161	3.147	3.147	3.147	3.147	3.147	3.140	3.116	3.094
*100- 5	3.137	3.121	3.121	3.121	3.121	3.121	3.112	3.083	3.056
100- 7	3.114	3.094	3.094	3.094	3.094	3.094	3.084	3.050	3.018
100- 9	3.090	3.068	3.068	3.068	3.068	3.068	3.056	3.016	2.980
100-11	3.066	3.041	3.041	3.041	3.041	3.041	3.028	2.983	2.942
100-13	3.043	3.015	3.015	3.015	3.015	3.015	3.000	2.950	2.904
100-15	3.019	2.988	2.988	2.988	2.988	2.988	2.972	2.917	2.866
100-17	2.996	2.962	2.962	2.962	2.962	2.962	2.944	2.884	2.828
100-19	2.972	2.935	2.935	2.935	2.935	2.935	2.916	2.851	2.791
100-21	2.949	2.909	2.909	2.909	2.909	2.909	2.888	2.818	2.753
AVG LIFE	2.82	2.49	2.49	2.49	2.49	2.49	2.35	1.97	1.71
DURATION	2.63	2.34	2.34	2.34	2.34	2.34	2.22	1.87	1.64
FIRST PAY	3/03	3/03	3/03	3/03	3/03	3/03	3/03	3/03	3/03
LAST PAY	3/08	7/07	7/07	7/07	7/07	7/07	9/06	10/05	5/05

This information is being provided in response to your specific request for information.  The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates.  The preliminary description of the underlying assets has not been independently verified by CSFBC.  CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.  All information contained herein is preliminary, limited in nature and subject to completion or amendment.  CSFBC makes no representation that the above referenced security will actually perform as described in any scenario.  The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Yields Given Prices Report

CSFB03-7GIAR4 30 year 5.8's

User ID:  sijaz      Deals Directory:  /home/sijaz/intexdeals      Date:  02/04/2003 07:53:54

Bond:  A23      Balance:  20,000,000      Coupon:  4.500000

Delay:  24        Class Factor:  1.00        Accruing Since:  2/01/2003

Settlement Date:  2/28/2003        WHOLE 30 year        WAC:  6.30        WAM:  358.00

Months	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
480	100	150	200	250	300	350	500	750	1000
98-13	4.768	4.801	4.801	4.801	4.801	4.801	4.884	5.005	5.107
98-15	4.757	4.789	4.789	4.789	4.789	4.789	4.868	4.983	5.080
98-17	4.747	4.777	4.777	4.777	4.777	4.777	4.852	4.961	5.053
98-19	4.736	4.764	4.764	4.764	4.764	4.764	4.835	4.939	5.027
98-21	4.725	4.752	4.752	4.752	4.752	4.752	4.819	4.917	5.000
98-23	4.714	4.740	4.740	4.740	4.740	4.740	4.803	4.895	4.973
98-25	4.704	4.727	4.727	4.727	4.727	4.727	4.787	4.873	4.946
98-27	4.693	4.715	4.715	4.715	4.715	4.715	4.770	4.851	4.919
*98-29	4.682	4.703	4.703	4.703	4.703	4.703	4.754	4.829	4.892
98-31	4.671	4.690	4.690	4.690	4.690	4.690	4.738	4.807	4.865
99- 1	4.661	4.678	4.678	4.678	4.678	4.678	4.722	4.785	4.838
99- 3	4.650	4.666	4.666	4.666	4.666	4.666	4.705	4.763	4.812
99- 5	4.639	4.654	4.654	4.654	4.654	4.654	4.689	4.741	4.785
99- 7	4.629	4.641	4.641	4.641	4.641	4.641	4.673	4.719	4.758
99- 9	4.618	4.629	4.629	4.629	4.629	4.629	4.657	4.697	4.731
99-11	4.607	4.617	4.617	4.617	4.617	4.617	4.641	4.675	4.705
99-13	4.597	4.605	4.605	4.605	4.605	4.605	4.625	4.653	4.678
AVG LIFE	7.04	6.00	6.00	6.00	6.00	6.00	4.38	3.15	2.54
DURATION	5.88	5.12	5.12	5.12	5.12	5.12	3.88	2.87	2.35
FIRST PAY	3/08	7/07	7/07	7/07	7/07	7/07	9/06	10/05	5/05
LAST PAY	6/12	4/11	4/11	4/11	4/11	4/11	7/08	11/06	1/06

This information is being provided in response to your specific request for information.  The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates.  The preliminary description of the underlying assets has not been independently verified by CSFBC.  CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.  All information contained herein is preliminary, limited in nature and subject to completion or amendment.  CSFBC makes no representation that the above referenced security will actually perform as described in any scenario.  The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.